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                          SECURITIES AND EXCHANGE COMMISSION

                               WASHINGTON, D.C.  20549


                                       FORM 8-K

                                    CURRENT REPORT

                          PURSUANT TO SECTION 13 OR 15(d) OF
                         THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported):  January 23, 1998


                                PAPER WAREHOUSE, INC.
                (Exact name of registrant as specified in its charter)


                                      MINNESOTA
                    (State or other jurisdiction of incorporation)


             0-23389                              41-1612534
     (Commission File Number)           (IRS Employer Identification No.)


7630 EXCELSIOR BOULEVARD, MINNEAPOLIS, MINNESOTA              55426
     (Address of principal executive offices)               (Zip Code)

          Registrant's telephone number, including area code: (612) 936-1000


                                    NOT APPLICABLE
            (Former name or former address, if changed since last report)

                                     Page 1 of 5
                           Exhibit Index Appears on Page 3



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ITEM 5.  OTHER EVENTS.

     The Registrant's Press Release dated January 26, 1998, which is filed as
Exhibit 99.1 to this Form 8-K, is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENT, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)  Exhibits

     99.1   Press Release dated January 26, 1998.





                                      SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   PAPER WAREHOUSE, INC.
                                   (Registrant)



Date: January 28, 1998             By:  /s/  CHERYL W. NEWELL
                                      ----------------------------------
                                   Name:  Cheryl W. Newell
                                   Title:  Chief Financial Officer


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                                   EXHIBIT INDEX



EXHIBIT NO.         DESCRIPTION                                       PAGE
-----------         -----------                                       ----

  99.1              Press Release . . . . . . . . . . . . . . . . . . . 4


                                          3